BUSINESS COMBINATIONS	12 Months Ended
Mar. 31, 2023
BUSINESS COMBINATIONS [Abstract]
BUSINESS COMBINATIONS
16. BUSINESS COMBINATIONS

NETWORK SOLUTIONS GROUP

On April 30, 2023, our subsidiary, ePlus Technology, inc., acquired certain assets and liabilities of the Network Solutions Group (NSG), formerly a business unit of CCI Systems, Inc., a Michigan-based provider of networking services and solutions. This acquisition will help drive additional growth for us in the service provider end-markets with enhanced engineering, sales, and services delivery capabilities specific to the industry. Our preliminary sum for consideration transferred is $59.6 million, equal to cash paid at closing. As of our filing date, our initial accounting for the business combination is incomplete.

FUTURE COM

On July 15, 2022, our subsidiary, ePlus Technology, inc., acquired certain assets and liabilities of Future Com, Ltd., a Texas-based provider of cybersecurity solutions, cloud security and security consulting services throughout the US. Our acquisition provides access to enhanced engineering, sales, and services delivery capabilities in the South-Central region of the United States, as well as bolstering the skills and expertise surrounding ePlus’ growing cybersecurity practice.

Our sum for consideration transferred is $13.3 million consisting of $13.0 million paid in cash at closing plus an additional $0.3 million that was subsequently paid to the sellers based on adjustments to our determination of the total net assets delivered. Our allocation of the purchase consideration to the assets acquired and liabilities assumed is presented below (in thousands):

Acquisition Date Amount
Accounts receivable	$4,033
Other assets	129
Identified intangible assets	8,360
Accounts payable and other liabilities	(8,714)
Contract liabilities	(214)
Total identifiable net assets	3,594
Goodwill	9,694
Total purchase consideration	$13,288

The identified intangible assets of $8.4 million consists of customer relationships with an estimated useful life of seven years. The fair value of acquired receivables equals the gross contractual amounts receivable. We expect to collect all acquired receivables.

We recognized goodwill related to this transaction of $9.7 million, which was originally assigned to our technology reporting unit. As a result of changes in our reporting units disclosed in Note 17, “Segment Reporting”, we subsequently assigned the goodwill to our product, professional services, and managed services segments. The goodwill recognized in the acquisition is attributable to the acquired assembled workforce and expected synergies, none of which qualify for recognition as a separate intangible asset. The total amount of goodwill is expected to be deductible for tax purposes. The amount of revenues and earnings of the acquiree since the acquisition date are not material. Likewise, the impact to the revenue and earnings of the combined entity for the current reporting period as though the acquisition date had been April 1, 2022, is not material.